Deferred Revenue (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Current:
Advance from customers	$ 3,537	$ 5,754
Incentive offered to customers	357	449
Deferred revenue for SI service contracts with remaining PCS period within a year	678	339
Deferred revenue-current	4,572	6,542
Non-current:
Deferred revenue for SI service contracts with remaining PCS period longer than a year	617	135
Total	$ 5,189	$ 6,677